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                                  EXHIBIT 23.1


CONSENT OF INDEPENDENT AUDITOR'S



We hereby consent to the incorporation of our report, dated July 21, 1997, included in this Form 10-K SB in the previously filed registration statement of Hi-Shear Technology on Form S-8 (No.33-868989).




                                      /s/   McGladrey & Pullen, LLP




Anaheim, California
August 5, 1997


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